UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  March 30, 2005
(Date of earliest event reported)


                    Banc of America Mortgage Securities, Inc.
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             (Exact name of registrant as specified in its charter)

      Delaware                        333-118843              36-4514369
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(State or other jurisdiction    (Commission File No.)       (IRS Employer
of incorporation)                                         Identification No.)



    201 North Tryon Street, Charlotte, North Carolina               28255
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Address of principal executive offices                            (Zip Code)


Registrant's telephone number, including area code           (704) 387-8239
                                                   -----------------------------

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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    Other Events
              ------------

On March 30, 2005, Banc of America Mortgage Securities, Inc., a Delaware corporation (the "Registrant"), sold Mortgage Pass-Through Certificates, Series 2005-3, Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 1-A-7, Class 1-A-8, Class 1-A-9, Class 1-A-10, Class 1-A-11, Class 1-A-12, Class 1-A-13, Class 1-A-15, Class 1-A-16, Class 1-A-17, Class 1-A-18,
Class 1-A-19, Class 1-A-20, Class 1-A-21, Class 1-A-22, Class 1-A-23, Class 1-A-24, Class 1-A-25, Class 1-A-26, Class 1-A-27, Class 1-A-28, Class 1-A-29,
Class 1-A-30, Class 1-A-31, Class 1-A-32, Class 1-A-R, Class 1-A-IO, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-IO, Class 30-PO, Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 2-B-1, Class 2-B-2 and Class 2-B-3 (the "Offered Certificates"), having an aggregate original principal balance of $593,087,671.00. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated March 30, 2005, among the Registrant, Bank of America, N.A., as servicer ("BANA") and Wells Fargo Bank, N.A., as trustee (the "Agreement"), a copy of which is filed as an exhibit hereto. Mortgage Pass-Through Certificates, Series 2005-3, Class 1-B-4, Class 1-B-5, Class 1-B-6, Class 2-B-4, Class 2-B-5 and Class 2-B-6 Certificates, having an aggregate initial principal balance of $2,980,838.00 (the "Private Certificates" and, together with the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement.

As of the date of initial issuance, the Offered Certificates evidenced an approximate 99.50% undivided interest in a trust (the "Trust"), consisting principally of two pools of fixed interest rate, conventional, monthly pay, fully-amortizing, one- to four-family residential first mortgage loans. The remaining undivided interests in the Trust are evidenced by the Private Certificates.

Interest on the Offered Certificates will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement. Distributions of interest and in reduction of principal balance on any Distribution Date will be made to the extent that the related Pool Distribution Amount or Amounts is sufficient therefor.

Elections will be made to treat the Trust as three separate REMICs for federal income tax purposes (the "Upper-Tier REMIC," the "Group 1 Lower-Tier REMIC" and the "Group 2 Lower-Tier REMIC" and each a "REMIC"). The Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 1-A-7, Class 1-A-8, Class 1-A-9, Class 1-A-10, Class 1-A-11, Class 1-A-12, Class 1-A-13,
Class 1-A-15, Class 1-A-16, Class 1-A-17, Class 1-A-18, Class 1-A-19, Class 1-A-20, Class 1-A-21, Class 1-A-22, Class 1-A-23, Class 1-A-24, Class 1-A-25,
Class 1-A-26, Class 1-A-27, Class 1-A-28, Class 1-A-29, Class 1-A-30, Class 1-A-31, Class 1-A-32, Class 2-A-IO, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-IO, Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 1-B-4, Class 1-B-5, Class 1-B-6, Class 2-B-1, Class 2-B-2, Class 2-B-3, Class 2-B-4, Class 2-B-5 and Class 2-B-6 Certificates and the Class 1-30-PO Component and Class 2-30-PO Component will be treated as "regular interests" in the Upper-Tier REMIC and the Class 1-A-R Certificate will be treated as the "residual interest" in each of the Upper-Tier REMIC, Group 1 Lower-Tier REMIC and the Group 2 Lower-Tier REMIC, respectively.

ITEM 9.01    Financial Statements and Exhibits
             ---------------------------------

      (c)   Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                            Description
-----------                            -----------

      (EX-4) Pooling and Servicing Agreement, dated March 30, 2005, among Banc of America Mortgage Securities, Inc., Bank of America, N.A. and Wells Fargo Bank, N.A., as trustee.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BANC OF AMERICA MORTGAGE
                                         SECURITIES, INC.


March 30, 2005

                                   By: /s/ Judy Lowman
                                      ------------------------
                                      Name:  Judy Lowman
                                      Title: Vice President

                                INDEX TO EXHIBITS

                                                              Paper (P) or
Exhibit No.                 Description                       Electronic (E)
-----------                 -----------                       --------------

   (EX-4)                   Pooling and Servicing               E
                            Agreement, dated March 30, 2005
                            among Banc of America Mortgage
                            Securities, Inc., Bank of
                            America, N.A. and Wells Fargo
                            Bank, N.A., as trustee.